Phillip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 pr@alliancebernstein.com
News Release

AllianceBernstein Announces June 30, 2007 Assets Under Management

Second Quarter 2007 Earnings Conference Call to be Held at 5:00 P.M. (EDT) on July 25, 2007

New York, NY, July 11, 2007– AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of June, preliminary assets under management decreased by approximately $1 billion, or 0.1%, to $793 billion at June 30, 2007, as generally weak investment returns were largely offset by net inflows in all distribution channels.

ALLIANCEBERNSTEIN L.P.
(THE OPERATING PARTNERSHIP)
ASSETS UNDER MANAGEMENT
($ billions)

	At June 30, 2007 (preliminary)				At May 31, 2007
	Institutional Investments	Retail	Private Client	Total	Total

Equity
Value	$243	$92	$53	$388	$386
Growth	112	48	26	186	188
Total Equity	355	140	79	574	574

Fixed Income	119	41	28	188	188

Index/Structured	26	5	-	31	32
Total	$500	$186	$107	$793	$794

	At May 31, 2007

Total	$501	$186	$107	$794

CONFERENCE CALL INFORMATION RELATING TO SECOND QUARTER 2007 RESULTS
JULY 25, 2007 AT 5:00 P.M. (Eastern Daylight Time)

AllianceBernstein’s management will review second quarter 2007 financial and operating results on Wednesday, July 25, 2007, during a conference call beginning at 5:00 p.m. (EDT), following the release of its financial results after the close of the New York Stock Exchange.  The conference call will be hosted by Lewis A. Sanders, Chairman and Chief Executive Officer, and Gerald M. Lieberman, President and Chief Operating Officer.

Parties may access the conference call by either webcast or telephone:

1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least fifteen minutes prior to the call to download and install any necessary audio software.

2.	To listen by telephone, please dial (866) 556-2265 in the U.S. or (973) 935-8521 outside the U.S., 10 minutes before the 5:00 p.m. (EDT) scheduled start time. The conference ID# is 8997460.

The presentation that will be reviewed during the conference call is expected to be available on AllianceBernstein’s Investor Relations website shortly after the release of second quarter 2007 financial results on July 25, 2007.

An audio replay of the conference call will be made available beginning at approximately 7:00 p.m. (EDT) on July 25, 2007 and will be available for one week. To access the audio replay, please call (877) 519-4471 from the U.S., or, outside the U.S., call (973) 341-3080, and provide the conference ID# 8997460.  The replay will also be available via webcast on AllianceBernstein’s website for one week.

About AllianceBernstein

AllianceBernstein L.P. ("AllianceBernstein") is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide.  AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At June 30, 2007, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.3% of the issued and outstanding AllianceBernstein Units.  AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units at June 30, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein.  AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

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Forward-Looking Statements

Certain statements in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider our forward-looking statements in light of these factors.  Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form 10-K for the year ended December 31, 2006.  Any or all of the forward-looking statements that we make in Form 10-K, this news release, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” could also adversely affect our revenues, financial condition, results of operations, and business prospects.

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